PLEDGE AGREEMENT


DATE:                          May 1, 1998

PARTIES:                       SONUS CORP., an Alberta,     ("Lender")
                               Canada corporation

AND:                           BRANDON M. DAWSON, an individual   ("Borrower")


RECITAL:

Borrower has issued to Lender the following promissory notes (the "Notes"):

                  Date                                        Amount
                  ----                                        ------

                  5-8-97                                      US $67,500
                  12-26-97                                    Cdn $43,985.01
                  3-19-98                                     Cdn $48,633.85
                  4-24-98                                     US $91,000

To secure all amounts due now or later from Borrower to Lender under the Notes, Borrower hereby grants and pledges to Lender a security interest in the following described property:

         Sixty Thousand (60,000) shares of the common stock of Lender as evidenced by stock certificate no. , accompanied by a stock power duly executed in blank by Borrower (the "Shares").

AGREEMENT:

SECTION 1.  POSSESSION

Lender shall retain possession of the Shares until all amounts due from Borrower to Lender under the Notes are paid in full.

SECTION 2.  DEFAULT

Borrower shall be in default under this Agreement if Borrower fails to make any payment to Lender when due, or if borrower violates any terms of this Agreement or the Notes. Upon default, Lender shall have all the rights of a secured party under the Oregon Uniform Commercial Code, including, subject to Section 3, the right to sell the Shares at either a private or public sale.

SECTION 3.  SECURITIES LAWS

Borrower acknowledges that the sale of the Shares by Lender may be subject to certain securities laws, and Borrower agrees that Lender may take any action

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necessary  in order to comply with such laws,  including  any and all  necessary restrictions with respect to the time, place, manner and conditions of sale.

IN WITNESS WHEREOF, Borrower has executed this Pledge Agreement on the day and year first written above.

                                        Borrower:



                                        /s/ Brandon M. Dawson
                                        ----------------------------------------
                                        Brandon M. Dawson
                                        an individual



                                        Lender:

                                        Sonus Corp.


                                        By: /s/ Edwin J. Kawasaki
                                           ----------------------
                                           Edwin J. Kawasaki
                                           Vice President-Finance